Exhibit 10.1

Stockholder’s and Registration Rights Agreement

by and between

Occidental Petroleum Corporation

and

California Resources Corporation

Dated as of November 25, 2014

i

STOCKHOLDER’S AND REGISTRATION RIGHTS AGREEMENT

This Stockholder’s and Registration Rights Agreement (this “Agreement”) is made as of November 25, 2014 by and between Occidental Petroleum Corporation, a Delaware corporation (“Occidental”), and California Resources Corporation, a Delaware corporation and wholly owned subsidiary of Occidental (“CRC”) and is effective as of the Effective Time. Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in Section 1.01.

RECITALS

A.                                    Pursuant to the Separation and Distribution Agreement, dated as of November 25, 2014 (the “Separation and Distribution Agreement”), by and between Occidental and CRC, Occidental will distribute at least 80.1% of the outstanding shares of common stock, par value $0.01 per share, of CRC (the “CRC Common Stock”) to Occidental’s stockholders (the “Distribution”).

B.                                    Occidental may Transfer those shares of CRC Common Stock that are not distributed in the Distribution (such shares not distributed in the Distribution, the “Retained Shares”) through one or more transactions, including pursuant to one or more transactions registered under the Securities Act.

C.                                    CRC desires to grant to Occidental the Registration Rights for the Retained Shares and other Registrable Securities, subject to the terms and conditions of this Agreement.

D.                                    Occidental desires to grant CRC a proxy to vote the Retained Shares in proportion to the votes cast by holders of CRC Common Stock other than Occidental (the “Other CRC Holders”), subject to the terms and conditions of this Agreement.

AGREEMENTS

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I
Definitions

Section 1.01                             Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, when used with respect to a specified Person, a Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such specified Person. As used in this definition, the term “control” (including with correlative meanings, “controlled by” and “under common control with”), when used with respect to any specified Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or other interests, by contract, agreement, obligation, indenture, instrument, lease, promise, arrangement, release, warranty, commitment, undertaking or otherwise. It is expressly agreed that, from and after the Distribution Date, no member of the CRC Group shall be deemed to be an Affiliate of any member of the Occidental Group, and no member of the Occidental Group shall be deemed to be an Affiliate of any member of the CRC Group.

“Agreement” has the meaning set forth in the preamble.

“Ancillary Filings” has the meaning set forth in Section 2.02(a)(i).

“Board” means the board of directors of CRC.

“Business Day” means any day that is not a Saturday, Sunday or other day on which banking institutions doing business in New York, New York, are authorized or obligated by law or required by executive order to be closed.

“CRC” has the meaning set forth in the preamble and shall include CRC’s successors by merger, acquisition, reorganization or otherwise.

“CRC Common Stock” has the meaning set forth in the recitals.

“CRC Offering Confidential Information” means, with respect to a Demand Registration or Exchange Offer, any information (including information contained in draft supplements or amendments to offering materials) provided to Occidental by CRC in connection with a Demand Registration; provided, that CRC Offering Confidential Information shall not include information that (x) was or becomes generally available to the public (including as a result of the filing of the relevant Registration Statement) other than as a result of a disclosure by Occidental, (y) was or becomes available to Occidental from a source not bound by any confidentiality agreement with CRC or (z) was otherwise in Occidental’s possession prior to it being furnished to Occidental by CRC.

“CRC Group” means CRC, each Subsidiary of CRC immediately after the Distribution Date and each Affiliate of CRC immediately after the Distribution Date (in each case other than any member of the Occidental Group).

“Demand Registration” has the meaning set forth in Section 2.01(b).

“Dispute” has the meaning set forth in Section 4.03(a).

“Distribution” has the meaning set forth in the recitals.

“Distribution Date” means the date and time at which the Distribution occurs.

“Effective Time” means 11:59 p.m., CST, on November 30, 2014.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“Exchange Offer” means an offer or series of offers registered under the Securities Act by CRC pursuant to a Registration Statement pursuant to which Occidental shall offer, at one time or from time to time on a delayed basis, one or more of Occidental’s stockholders the opportunity to exchange outstanding shares of common stock of Occidental held by such Occidental stockholder(s) for Exchange Securities pursuant to the terms for the exchange determined by Occidental and disclosed in the Registration Statement (including amendments or supplements thereto).

“Exchange Securities” means Registrable Securities registered on a Registration Statement to be issued to Occidental’s stockholders in exchange for outstanding shares of common stock of Occidental in connection with an Exchange Offer.

“Governmental Authority” means any nation or government, any state, municipality or other political subdivision thereof, and any entity, body, agency, commission, department, board, bureau, court, tribunal or other instrumentality, whether federal, state, local, domestic, foreign or multinational, exercising executive, legislative, judicial, regulatory, administrative or other similar functions of, or pertaining to, government and any executive official thereof.

“Indemnifying Party” has the meaning set forth in Section 2.05(c).

“Indemnitee” has the meaning set forth in Section 2.05(c).

“Loss” and “Losses” have the meaning set forth in Section 2.05(a).

“Notes Registration Rights Agreement” means that Registration Rights Agreement dated October 1, 2014 among CRC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the initial purchasers and other parties thereto relating to the Notes Securities.

“Notes Securities” means CRC’s 5.00% Senior Notes due 2020, 5.50% Senior Notes due 2021 and 6.00% Senior Notes due 2024.

“Occidental” has the meaning set forth in the preamble and shall include Occidental’s successors by merger, acquisition, reorganization or otherwise.

“Occidental Group” means Occidental and each Subsidiary of Occidental immediately after the Distribution Date (in each case other than any member of the CRC Group).

“Occidental Offering Confidential Information” means, with respect to a Demand Registration or Exchange Offer, (i) Occidental’s plan to file the relevant Registration Statement and engage in any Exchange Offer so registered and (ii) any information regarding any Exchange Offer (including the potential timing, number of shares, exchange ratio and dealer manager); provided, that Occidental Offering Confidential Information shall not include information that (x) was or becomes generally available to the public (including as a result of the filing of the relevant Registration Statement) other than as a result of a disclosure by CRC, (y) was or becomes available to CRC from a source not bound by any confidentiality agreement with Occidental or (z) was otherwise in CRC’s possession prior to it being furnished to CRC by Occidental.

“Other CRC Holders” has the meaning set forth in the recitals.

“Person” means an individual, a general or limited partnership, a corporation, a trust, a joint venture, an unincorporated organization, a limited liability entity, any other entity and any Governmental Authority.

“Prospectus” means the prospectus included in any Registration Statement, all amendments and supplements to such prospectus, including post-effective amendments, and all other material incorporated by reference in such prospectus.

“Registrable Securities” means the Retained Shares and any shares of CRC Common Stock or other CRC securities issued with respect to, in exchange for, or in replacement of such Retained Shares; provided, that the term “Registrable Securities” excludes any security (i) the offering and Transfer of which has been effectively registered under the Securities Act and which has been Transferred in accordance with a Registration Statement, (ii) that has been Transferred by Occidental in a transaction or transactions exempt from the registration and prospectus delivery requirements of the Securities Act such that the further Transfer of such securities by the transferee or assignee is not restricted under the Securities Act, including any subsequent pro rata distribution of the Retained Shares to Occidental’s shareholders, or (iii) that has been Transferred by Occidental in a transaction in which Occidental’s rights under this Agreement are not, or cannot be, assigned.

“Registration” means a registration with the SEC of the offer and Transfer to the public of any Registrable Securities under a Registration Statement. The terms “Register” and “Registering” shall have correlative meanings.

“Registration Expenses” means all expenses incident to CRC’s performance of or compliance with this Agreement, including all (i) registration, qualification and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications within the United States of any Registrable Securities being registered), (iii) printing expenses, messenger, telephone and delivery expenses, (iv) internal expenses of the CRC Group (including all salaries and expenses of employees of members of the CRC Group performing legal or accounting duties), (v) fees and disbursements of counsel for CRC and customary fees and expenses for independent certified public accountants retained by the CRC Group (including the expenses of any comfort letters or costs associated with the delivery by CRC Group members’ independent certified public accountants of comfort letters customarily requested by underwriters or dealer managers) and (vi) fees and expenses of listing any Registrable Securities on any securities exchange on which the shares of CRC Common Stock are then listed and Financial Industry Regulatory Authority registration and filing fees; but excluding all expenses incurred in connection with the printing, mailing and delivering of copies of any Registration Statement, any Prospectus, any other offering documents and any amendments and supplements thereto to any dealers; any fees and expenses of the underwriters or dealer managers, the cost of preparing, printing or producing any blue sky or legal investment memoranda, any selling agreements and any other similar documents in connection with the offering, Transfer, distribution or delivery of the Registrable Securities or other shares of CRC Common Stock to be Transferred, costs and expenses relating to any investor presentations on any “road show” presentations undertaken in connection with marketing of the Registrable Securities and any fees and expenses of one  counsel to Occidental and one counsel to the underwriters or dealer managers.

“Registration Rights” means the rights of Occidental to cause CRC to Register Registrable Securities pursuant to Article II.

“Registration Rights Period” has the meaning set forth in Section 2.01(b).

“Registration Statement” means any registration statement of CRC filed with, or to be filed with, the SEC under the rules and regulations promulgated under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference into such registration statement.

“Retained Shares” has the meaning set forth in the recitals.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the U.S. Securities Act of 1933, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“Separation and Distribution Agreement” has the meaning set forth in the recitals.

“Subsequent Transferee” has the meaning set forth in Section 4.06(b).

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, joint venture or partnership of which such Person (i) beneficially owns, either directly or indirectly, more than fifty percent (50%) of (x) the total combined voting power of all classes of voting securities of such Person, (y) the total combined equity interests or (z) the capital or profit interests, in the case of a partnership, or (ii) otherwise has the power to vote, either directly or indirectly, sufficient securities to elect a majority of the board of directors or similar governing body.

“Transfer” means the direct or indirect transfer, sale, assignment or other disposition of a security. The term “Transferred” shall have correlative meaning.

“Transferee” has the meaning set forth in Section 4.06(b).

Section 1.02                             Interpretation.

In this Agreement, unless the context clearly indicates otherwise:

(a)                                 words used in the singular include the plural, and words used in the plural include the singular;

(b)                                 references to any Person include such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement, and a reference to such Person’s “Affiliates” or “Subsidiaries” shall be deemed to mean such Person’s Affiliates or Subsidiaries, as applicable, following the Distribution Date;

(c)                                  any reference to any gender includes the other gender and the neuter;

(d)                                 the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”;

(e)                                  the words “shall” and “will” are used interchangeably and have the same meaning;

(f)                                   the word “or” shall have the inclusive meaning represented by the phrase “and/or”;

(g)                                  any reference to any Article, Section, Exhibit or Schedule means such Article or Section of, or such Exhibit or Schedule to, this Agreement, as the case may be, and references in any Section or definition to any clause means such clause of such Section or definition;

(h)                                 the words “herein,” “hereunder,” “hereof,” “hereto” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Section or other provision of this Agreement;

(i)                                     any reference to any agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and by this Agreement;

(j)                                    any reference to any law (including statutes and ordinances) means such law (including all rules and regulations promulgated thereunder) as amended, modified, codified or reenacted, in whole or in part, and in effect at the time of determining compliance or applicability;

(k)                                 relative to the determination of any period of time, “from” means “from and including,” “to” means “to but excluding” and “through” means “through and including”;

(l)                                     the table of contents and titles to Articles and headings of Sections contained in this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of or to affect the meaning or interpretation of this Agreement;

(m)                             any portion of this Agreement obligating a party to take any action or refrain from taking any action, as the case may be, shall mean that such party shall also be obligated to cause its relevant Subsidiaries to take such action or refrain from taking such action, as the case may be;

(n)                                 the language of this Agreement shall be deemed to be the language the parties hereto have chosen to express their mutual intent, and no rule of strict construction shall be applied against any party; and

(o)                                 except as otherwise indicated, all periods of time referred to herein shall include all Saturdays, Sundays and holidays; provided, however, that if the date to perform the act or give any notice with respect to this Agreement shall fall on a day other than a Business Day, such act or notice may be performed or given timely if performed or given on the next succeeding Business Day.

ARTICLE II
Registration Rights

Section 2.01                             Registration.

(a)                                 Within thirty days following the Distribution Date, or such earlier date that is within five days of any written request from Occidental, CRC shall prepare and deliver to Occidental a Registration Statement on any appropriate form requested by Occidental to effect an Exchange Offer; provided that such Registration Statement may omit information regarding the expected terms and timing of the Exchange Offer and other information to be provided by Occidental. CRC shall update the Registration Statement (a) at any time for any information or edits reasonably requested by Occidental and (b) on a quarterly basis within three days of the release of a CRC quarterly report on Form 10-Q or annual report on Form 10-K, as applicable, or (c) on a more frequent basis as necessary to reflect any material developments at CRC, in each case, in order to enable CRC to be in a position to file such Registration Statement within three days of any demand request from Occidental pursuant to Section 2.01(b), and, in each case, promptly distribute a revised draft Registration Statement to Occidental.

(b)                                 On or prior to the 18-month anniversary of the Distribution Date, or upon notice of extension by Occidental to CRC at any time prior to such 18 month anniversary, on or prior to the 30-month anniversary of the Distribution Date (the “Registration Rights Period”), Occidental shall have the right to request that CRC file a Registration Statement with the SEC for all or part of the Registrable Securities held by Occidental, by delivering a written request thereof to CRC specifying the number of shares of Registrable Securities that Occidental wishes to register (a “Demand Registration”). CRC shall (i) within three Business Days of the receipt of a Demand Registration, prepare the Registration Statement for an Exchange Offer for all Registrable Securities requested by Occidental in the Demand Registration request and reflect any edits received pursuant to Section 2.02(a)(xix) and file the Registration Statement with the SEC within five Business Days of such request; provided that CRC shall have at least one Business Day to incorporate and review comments received pursuant to Section 2.02(a)(i) and 2.02(a)(xix)  and (ii) use its reasonable best efforts to cause the Registration Statement to become effective in respect of each Demand Registration in accordance with the intended method of distribution set forth in the written request delivered by Occidental.   There are no limits on the number of Demand Registrations that Occidental may request during the Registration Rights Period.

(c)                                  Occidental shall select the dealer manager(s) and shall be entitled to designate counsel for such dealer manager(s) (subject to their approval).

(d)                                 In connection with any Demand Registration pursuant to Section 2.01(b) or any subsequent filing pursuant to Section 2.02 to facilitate an Exchange Offer:

(i)                                     Occidental shall treat the CRC Offering Confidential Information as confidential information, shall not use any CRC Offering Confidential Information for any purpose other than to prepare a Registration Statement pursuant to the Demand Registration and effect an Exchange Offer, and shall not disclose any CRC Offering Confidential Information to any Person other than such of its agents, employees, advisors and counsel as have a need to know such CRC Offering Confidential Information, and to cause such agents, employees, advisors and counsel to comply with the requirements of this Section 2.01(d)(i); provided, that Occidental may disclose CRC Offering Confidential Information if such disclosure is required by court order, or state or federal regulation or statute, but Occidental shall cooperate with CRC to limit the extent of such disclosure through protective order or otherwise, and to seek confidential treatment of the CRC Offering Confidential Information.

(ii)                                  CRC shall treat the Occidental Offering Confidential Information as confidential information, shall not use any Occidental Offering Confidential Information for any purpose other than to prepare a Registration Statement pursuant to the Demand Registration and effect an Exchange Offer, and shall not disclose any Occidental Offering Confidential Information to any Person other than such of its agents, employees, advisors and counsel as have a need to know such Occidental Offering Confidential Information, and to cause such agents, employees, advisors and counsel to comply with the requirements of this Section 2.01(d)(i); provided, that CRC may disclose Occidental Offering Confidential Information if such disclosure is required by court order, or state or federal regulation or statute, but CRC shall cooperate with Occidental to limit the extent of such disclosure through protective order or otherwise, and to seek confidential treatment of the Occidental Offering Confidential Information

Section 2.02                             Registration Procedures.

(a)                                 In connection with CRC’s Registration obligations under Section 2.01, CRC shall use its reasonable best efforts to effect such Registration to permit the offer and Transfer of such Registrable Securities in accordance with the intended method or methods of distribution thereof as expeditiously as reasonably practicable, and in connection therewith, CRC shall, and shall cause the members of the CRC Group to:

(i)                                     prepare and file the required Registration Statement, including all exhibits and financial statements required under the Securities Act to be filed therewith and, in the case of an Exchange Offer, any document required with respect to such Exchange Offer, including under Rule 425 or Rule 165 (collectively, the “Ancillary Filings”), and before filing with the SEC a Registration Statement or Prospectus, or any amendments or supplements thereto, (A) furnish to the dealer managers, if any, and to Occidental, copies of all documents prepared to be filed, which documents shall be subject to the review and comment of such dealer managers and Occidental and their respective counsel, and provide such dealer managers, if any, and Occidental and their respective counsel reasonable time to review and comment thereon and (B) not file with the SEC any Registration Statement or Prospectus relating to the Exchange Offer or amendments or supplements thereto or any Ancillary Filing to which Occidental or the dealer managers, if any, shall reasonably object;

(ii)                                  maintain the effectiveness of the applicable Registration Statement until the earlier of (i) the date when all Registrable Securities thereunder have been sold and (ii) the expiration of the Registration Rights Period, and prepare and file with the SEC such amendments and post-effective amendments to such Registration Statement and supplements to the Prospectus and any Ancillary Filing as may be reasonably requested by Occidental to facilitate any Exchange Offer;

(iii)                               promptly notify Occidental and the dealer managers, if any, and, if requested, confirm such advice in writing and provide copies of the relevant documents, as soon as reasonably practicable after notice thereof is received by any member of the CRC Group (A) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective, the applicable Prospectus or any amendment or supplement to such Prospectus has been filed, or any Ancillary Filing has been filed, (B) of any comments (written or oral) by the SEC or any request (written or oral) by the SEC or any other Governmental Authority for amendments or supplements to such Registration Statement, such Prospectus or any Ancillary Filing, or for any additional information, (C) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement, any order preventing or suspending the use of any preliminary or final Prospectus or any Ancillary Filing, or the initiation or threatening of any proceedings for such purposes, (D) if, at any time, the representations and warranties (written or oral) in any applicable dealer manager agreement cease to be true and correct in all material respects and (E) of the receipt by any member of the CRC Group of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or Transfer in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(iv)                              (A) promptly notify Occidental and the dealer manager(s), if any, when CRC becomes aware of the occurrence of any event as a result of which the applicable Registration Statement, the Prospectus included in such Registration Statement (as then in effect) or any Ancillary Filing contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of such Prospectus and any preliminary Prospectus, in light of the circumstances under which they were made) not misleading, or if for any other reason it shall be necessary during such time period to amend or supplement such Registration Statement, Prospectus or any Ancillary Filing in order to comply with the Securities Act, and (B) in either case, as quickly as possible thereafter using all best efforts, prepare and file with the SEC, and furnish without charge to Occidental and the dealer manager(s), if any, an amendment or supplement to such Registration Statement, Prospectus or Ancillary Filing that will correct such statement or omission or effect such compliance;

(v)                                 use its reasonable best efforts to prevent or obtain the withdrawal of any stop order or other order suspending the use of any preliminary or final Prospectus;

(vi)                              promptly (A) incorporate in a Prospectus supplement or post-effective amendment such information as the dealer manager(s), if any, and Occidental agrees should be included therein relating to the plan of distribution with respect to such Registrable Securities and (B) make all required filings of such Prospectus supplement or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(vii)                           furnish to Occidental and each dealer manager, if any, without charge, as many conformed copies as Occidental or such dealer manager may reasonably request of the applicable Registration Statement and any amendment or post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

(viii)                        deliver to Occidental and each dealer manager, if any, without charge, as many copies of the applicable Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as Occidental or such dealer manager may reasonably request (it being understood that CRC consents to the use of such Prospectus or any amendment or supplement thereto by Occidental and the dealer manager(s), if any, in connection with the offering and Transfer of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto) and such other documents as Occidental or dealer manager may reasonably request in order to facilitate the Transfer of the Registrable Securities by Occidental or such dealer manager;

(ix)                              on or prior to the date on which the applicable Registration Statement is declared effective or becomes effective, use its reasonable best efforts to register or qualify, and cooperate with Occidental, the dealer manager(s), if any, and their respective counsel, in connection with the registration or qualification of, such Registrable Securities for offer and Transfer under the securities or “blue sky” laws of each state and other jurisdiction of the United States as Occidental or any participating dealer manager(s), if any, or their respective counsel reasonably request, and in any foreign jurisdiction mutually agreeable to CRC and Occidental, and do any and all other acts or things reasonably necessary or advisable to keep such registration or qualification in effect for so long as such Registration Statement remains in effect and so as to permit the continuance of offers and Transfers and dealings in such jurisdictions for so long as may be necessary to complete the distribution of the Registrable Securities covered by the Registration Statement; provided that CRC will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject or conform its capitalization or the composition of its assets at the time to the securities or blue sky laws of any such jurisdiction;

(x)                                 in connection with any Transfer of Registrable Securities that will result in such securities no longer being Registrable Securities, cooperate with Occidental and the dealer manager(s), if any, to (A) facilitate the timely preparation and delivery of certificates representing Registrable Securities to be Transferred and not bearing any restrictive Securities Act legends and (B) register such Registrable Securities in such denominations and such names as Occidental or the dealer manager(s), if any, may request at least two Business Days prior to such Transfer of Registrable Securities; provided that CRC may satisfy its obligations hereunder without issuing physical stock certificates through the use of the Depository Trust Company’s Direct Registration System;

(xi)                              cooperate and assist in any filings required to be made with the Financial Industry Regulatory Authority and each securities exchange, if any, on which any of CRC’s securities are then listed or quoted and on each inter-dealer quotation system on which any of CRC’s securities are then quoted, and in the performance of any customary due diligence investigation by any dealer manager, and use its reasonable best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other Governmental Authorities as may be necessary to enable the seller or sellers thereof or the dealer manager(s), if any, to consummate the Transfer of such Registrable Securities;

(xii)                           not later than the effective date of the applicable Registration Statement, provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with the Depository Trust Company; provided, that CRC may satisfy its obligations hereunder without issuing physical stock certificates through the use of the Depository Trust Company’s Direct Registration System;

(xiii)                        obtain for delivery to and addressed to Occidental and to the dealer manager(s), if any, opinions from the general counsel or deputy general counsel for CRC, in each case dated the effective date of the Registration Statement or, the date of the closing under the dealer manager agreement or similar agreement or otherwise, and in each such case in customary form and content for the type of Exchange Offer;

(xiv)                       in the case of any Exchange Offer, obtain for delivery to and addressed to CRC and the dealer manager(s), if any, and, to the extent requested, Occidental, (A) a cold comfort letter from CRC’s independent registered public accounting firm in customary form and content for the type of Exchange Offer, dated the date of execution of the dealer manager agreement or, if none, the date of commencement of the Exchange Offer, and brought down to the closing, whether under the dealer manager agreement, if applicable, or otherwise, and (B) a cold comfort letter from CRC’s independent petroleum engineers in customary form and content for the type of Exchange Offer, dated the date of execution of the dealer manager agreement or, if none, the date of commencement of the Exchange Offer, and brought down to the closing, whether under the dealer manager agreement, if applicable, or otherwise;

(xv)                          in the case of any Exchange Offer that does not involve a dealer manager, provide to Occidental such customary written representations and warranties or other covenants or agreements as may be requested by Occidental comparable to those that would be included in a dealer manager agreement;

(xvi)                       use its reasonable best efforts to comply with all applicable rules and regulations of the SEC and make generally available to its security holders, as soon as reasonably practicable, but in any event no later than 90 days, after the end of the 12-month period beginning with the first day of CRC’s first quarter commencing after the effective date of the applicable Registration Statement, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and covering the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of the Registration Statement;

(xvii)                    provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement;

(xviii)                 cause all Registrable Securities covered by the applicable Registration Statement to be listed on each securities exchange on which any of CRC’s securities are then listed or quoted and on each inter-dealer quotation system on which any of CRC’s securities are then quoted;

(xix)                       provide (A) Occidental, (B) the Transfer or placement agent therefor, if any, (c) the dealer manager therefor, if any, (D) counsel for Occidental or such dealer manager and (E) any attorney, accountant or other agent or representative retained by Occidental or any such dealer manager, as selected by Occidental, in each case, the opportunity to participate in the preparation of such Registration Statement, each Prospectus included therein or filed with the SEC, and each amendment or supplement thereto; and for a reasonable period prior to the filing of such Registration Statement, make available for inspection upon reasonable notice at reasonable times and for reasonable periods, by the parties referred to in clauses (A) through (E) above, all pertinent financial and other records, pertinent corporate and other documents and properties of the CRC Group that are available to CRC, and cause all of the CRC Group’s officers, directors and employees and the independent public accountants who have certified its financial statements to make themselves available at reasonable times and for reasonable periods to discuss the business of CRC and to supply all information available to CRC reasonably requested by any such Person in connection with such Registration Statement as shall be necessary to enable them to exercise their due diligence or other responsibility, subject to the foregoing. The recipients of such information shall coordinate with one another so that the inspection permitted hereunder will not unnecessarily interfere with the CRC Group’s conduct of business.

(xx)                          cause the senior executive officers of CRC to participate at reasonable times and for reasonable periods in the customary “road show” presentations that may be reasonably requested by Occidental and dealer manager(s), if any, and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto;

(xxi)                       comply with all requirements of the Securities Act, Exchange Act and other applicable laws, rules and regulations, as well as all applicable stock exchange rules; and

(xxii)                    take all other customary steps reasonably necessary or advisable to effect the Registration and distribution of the Registrable Securities contemplated hereby.

(b)                                 As a condition precedent to any Registration hereunder, CRC may require Occidental to furnish to CRC such information regarding the distribution of such securities and such other information relating to Occidental, its ownership of Registrable Securities and other matters as CRC may from time to time reasonably request in writing. Occidental agrees to furnish such information to CRC and to cooperate with CRC as reasonably necessary to enable CRC to comply with the provisions of this Agreement.

(c)                                  Occidental shall, as promptly as reasonably practicable, notify CRC, at any time when a Prospectus is required to be delivered (or deemed delivered) under the Securities Act, of the occurrence of an event, of which Occidental has knowledge, relating to Occidental or its Transfer of Registrable Securities thereunder requiring the preparation of a supplement or amendment to such Prospectus so that, as thereafter delivered (or deemed delivered) to the purchasers of such Registrable Securities, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

(d)                                 Occidental agrees by acquisition of such Registrable Securities, that, upon receipt of any written notice from CRC of the occurrence of any event of the kind described in Section 2.02(a)(iv), Occidental will forthwith discontinue Transfer of Registrable Securities pursuant to such Registration Statement until Occidental’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 2.02(a)(iv), or until Occidental is advised in writing by CRC that the use of the Prospectus may be resumed; provided, however, that such obligation to discontinue shall not negate or modify CRC’s obligations, or liability for damages for a breach of, any provision hereof including the provisions of Section 2.02(a)(iv) and 2.06.

Section 2.03                             Exchange Offers.

(a)                                 If requested by the dealer manager(s) for any Exchange Offer that is requested by Occidental pursuant to a Demand Registration under Section 2.01, CRC shall enter into a dealer manager agreement with such dealer manager(s) for such offering, such agreement to be reasonably satisfactory in substance and form to CRC, the dealer manager(s) and Occidental. Such agreement shall contain such representations, warranties, covenants and indemnifications by CRC and such other terms as are generally prevailing in agreements of that type. Occidental shall enter into such dealer manager agreement at the request of CRC, which agreement shall contain such reasonable representations, warranties, covenants and indemnifications by Occidental and such other reasonable terms as are generally prevailing in agreements of that type.

(b)                                 In the event of any Exchange Offer, CRC shall agree, and it shall use its best efforts to cause its executive officers and directors to agree, if requested by Occidental or the dealer manager or dealer managers, not to effect any Transfer or distribution (including any offer to Transfer, contract to Transfer, short Transfer or any option to purchase) of any securities (except, in each case, as part of the applicable Registration, if permitted hereunder) that are of the same type as those being Registered in connection with such Exchange Offer, or any securities convertible into or exchangeable or exercisable for such securities, during the period beginning five days before, and ending after the completion of such Exchange Offer (or such lesser period as may be permitted by Occidental, as applicable, or such dealer manager or managers) (the “Lock-up Period”), to the extent timely notified in writing by such selling Person or the dealer manager or dealer managers, subject to customary exceptions agreed to by Occidental and provided that the applicable party would not be required by law (including without limitation the disclosure requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended) to make, and shall agree to not voluntarily make, any filing or public announcement of the transfer or disposition prior to the expiration of the Lock-up Period. CRC also agrees to execute an agreement evidencing the restrictions in this Section 2.03(b) in customary form, which form is reasonably satisfactory to Occidental and the dealer manager(s); provided that such restrictions may be included in the dealer manager agreement.

Section 2.04                             Registration Expenses Paid by CRC.

In the case of any Registration of Registrable Securities required pursuant to this Agreement, CRC shall pay all Registration Expenses regardless of whether the Registration Statement becomes effective.

Section 2.05                             Indemnification.

(a)                                 CRC agrees to indemnify and hold harmless, to the full extent permitted by law, Occidental, Occidental’s Affiliates and their respective officers, directors, agents, advisors, employees and each Person, if any, who controls (within the meaning of the Securities Act or the Exchange Act) Occidental, from and against any and all losses, claims, damages, liabilities (or actions or proceedings in respect thereof, whether or not such indemnified party is a party thereto) and expenses, joint or several (including reasonable costs of investigation and legal expenses) (each, a “Loss” and collectively “Losses”) arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which the offering and Transfer of such Registrable Securities was Registered under the Securities Act (including any final or preliminary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein), or any such statement made in any free writing prospectus (as defined in Rule 405 under the Securities Act) that CRC has filed or is required to file pursuant to Rule 433(d) of the Securities Act or any Ancillary Filing, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or free writing prospectus, in light of the circumstances under which they were made) not misleading; provided, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any Prospectus, the indemnity agreement contained in this paragraph shall not apply to the extent that any such liability results from or arises out of information furnished in writing by Occidental or on Occidental’s behalf, in either case expressly for use in such Registration Statement, Prospectus relating to Occidental’s Registrable Securities. This indemnity shall be in addition to any liability CRC may otherwise have, including under the Separation and Distribution Agreement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Occidental or any indemnified party and shall survive the Transfer of such securities by Occidental.

(b)                                 Occidental indemnifies and holds harmless, to the full extent permitted by law, CRC, its directors, officers, agents, advisors, employees and each Person, if any, who controls (within the meaning of the Securities Act and the Exchange Act) CRC from and against any and all Losses (i) arising out of or based upon information furnished in writing by Occidental or on Occidental’s behalf, in either case expressly for use in a Registration Statement, Prospectus relating to Occidental’s Registrable Securities. This indemnity shall be in addition to any liability Occidental may otherwise have, including under the Separation and Distribution Agreement.  In no event shall the liability of Occidental hereunder be greater in amount than the value of consideration received by Occidental for the Transfer of the Registrable Securities giving rise to such indemnification obligation, determined with respect to any Exchange Offer to be an amount equal to the shares of Occidental common stock received in connection with the Exchange Offer multiplied by the average daily sales price of shares of Occidental common stock on the date of such Transfer.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of CRC or any indemnified party.

(c)                                  Any claim or action with respect to which a party (an “Indemnifying Party”) may be obligated to provide indemnification to any Person entitled to indemnification hereunder (an “Indemnitee”) shall be subject to the procedures for indemnification set forth in Article V of the Separation and Distribution Agreement.

(d)                                 If for any reason the indemnification provided for in Section 2.07(a) or Section 2.07(b) is unavailable to an Indemnitee or insufficient to hold it harmless as contemplated by Section 2.07(a) or Section 2.07(b), then the Indemnifying Party shall contribute to the amount paid or payable by the Indemnitee as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnitee on the other hand. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or the Indemnitee and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. For the avoidance of doubt, the establishment of such relative fault, and any disagreements or disputes relating thereto, shall be subject to Section 4.03. Notwithstanding anything in this Section 2.07(d) to the contrary, no Indemnifying Party (other than CRC) shall be required pursuant to this Section 2.07(d) to contribute any amount in excess of the amount by which the value of the Registrable Securities Transferred by such Indemnifying Party in the Transfer of Registrable Securities in the offering to which the Losses of the Indemnitees relate (before deducting expenses, if any) exceeds the amount of any damages which such Indemnifying Party has otherwise been required to pay by reason of such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.07(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 2.07(d). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by an Indemnitee hereunder shall be deemed to include, for purposes of this Section 2.07(d), any legal or other expenses reasonably incurred by such Indemnitee in connection with investigating, preparing to defend or defending against or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding. If indemnification is available under this Section 2.07, the Indemnifying Parties shall indemnify each Indemnitee to the full extent provided in Section 2.07(a) and Section 2.07(b) without regard to the relative fault of said Indemnifying Parties or Indemnitee.

Section 2.06                             Reporting Requirements.

Until the earlier of (a) the expiration or termination of this Agreement in accordance with its terms and (b) the date upon which the Occidental Group ceases to own any Registrable Securities, CRC shall remain in compliance with the periodic filing requirements imposed under the SEC’s rules and regulations, including the Exchange Act, and any other applicable laws or rules, and thereafter shall timely file such information, documents and reports as the SEC may require or prescribe under Sections 13, 14 and 15(d), as applicable, of the Exchange Act. From and after the date hereof through the earlier of the expiration or termination of this Agreement in accordance with its terms and the date upon which the Occidental Group ceases to own any Registrable Securities, CRC shall forthwith upon request furnish Occidental (x) a written statement by CRC as to whether it has complied with such requirements and, if not, the specifics thereof and (y) such other reports and documents filed by CRC with the SEC as Occidental may reasonably request in availing itself of an exemption for the offering and Transfer of Registrable Securities without registration under the Securities Act.

Section 2.07                             Registration Covenants.

(a)                                 Subject to 2.07(b), immediately following the Distribution, CRC shall file prepare and file with the SEC a Registration Statement with respect to a registered offer to exchange the Note Securities as contemplated by the Notes Registration Rights Agreement and shall use their reasonable best efforts to cause such Registration Statement to become effective under the Securities Act and consummate the exchange offer of the Notes Securities in accordance with the Notes Registration Rights Agreement as promptly as reasonably possible.

(b)                                 Upon receipt of any Demand Registration, CRC shall not, and it will cause the members of the CRC Group not to, file any other Registration Statement without Occidental’s consent until the consummation of the Exchange Offer contemplated by the applicable Demand Registration; provided that CRC shall be permitted to file any Registration Statement on Form S-8.

(c)                                  CRC shall not, and it will cause the members of the CRC Group not to, grant any right of registration under the Securities Act relating to any of its shares of CRC Common Stock or other securities to any Person other than pursuant to this Agreement without Occidental’s consent if such rights are exercisable within the Registration Rights Period.

ARTICLE III
Voting Restrictions

Section 3.01                             Voting of CRC Common Stock.

(a)                                 From the date of this Agreement and until the date that the Occidental Group ceases to own any Retained Shares, Occidental shall, and shall cause each member of the Occidental Group to (in each case, to the extent that they own any Retained Shares), be present, in person or by proxy, at each and every CRC stockholder meeting, and otherwise to cause all Retained Shares owned by them to be counted as present for purposes of establishing a quorum at any such meeting, and to vote or consent on any matter, or cause to be voted or consented on any such matter, all such Retained Shares in proportion to the votes cast by Other CRC Holders on such matter.

(b)                                 From the date of this Agreement and until the date that the Occidental Group ceases to own any Retained Shares, Occidental hereby grants, and shall cause each member of the Occidental Group (in each case, to the extent that they own any Retained Shares) to grant, an irrevocable proxy, which shall be deemed coupled with an interest sufficient in law to support an irrevocable proxy to CRC or its designees, to vote, with respect to any matter, all Retained Shares owned by them, in proportion to the votes cast by the Other CRC Holders on such matter; provided, that (i) such proxy shall automatically be revoked as to a particular Retained Share upon any Transfer of such Retained Share from a member of the Occidental Group to a Person other than a member of the Occidental Group and (ii) nothing in this Section 3.01(b) shall limit or prohibit any such Transfer.

ARTICLE IV
Miscellaneous

Section 4.01                             Term.

This Agreement shall terminate upon the earlier of (a) the last day of the Registration Rights Period, (b) the time at which all Registrable Securities are held by Persons other than the Occidental Group and (c) the time at which all Registrable Securities have been Transferred in accordance with one or more Registration Statements; provided, that the provisions of Section 2.05 and this Article IV shall survive any such termination.

Section 4.02                             Counterparts; Entire Agreement; Corporate Power.

(a)                                 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each party and delivered to each other party.

(b)                                 This Agreement contains the entire agreement between the parties with respect to the subject matter hereof, supersedes all previous agreements, negotiations, discussions, writings, understandings, commitments and conversations with respect to such subject matter and there are no agreements or understandings between the parties with respect to such subject matter other than those set forth or referred to herein other than the Separation and Distribution Agreement and the agreements referred to therein.

(c)                                  Occidental represents on behalf of itself and each other member of the Occidental Group, and CRC represents on behalf of itself and each other member of the CRC Group, as follows: (i) each such Person has the requisite corporate or other power and authority and has taken all corporate or other action necessary in order to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby, and (ii) this Agreement has been duly executed and delivered by it and constitutes a valid and binding agreement of it enforceable in accordance with the terms hereof.

(d)                                 Each party hereto acknowledges that it and each other party hereto may execute this Agreement by facsimile, stamp or mechanical signature. Each party hereto expressly adopts and confirms each such facsimile, stamp or mechanical signature made in its respective name as if it were a manual signature, agrees that it shall not assert that any such signature is not adequate to bind such party to the same extent as if it were signed manually and agrees that at the reasonable request of any other party hereto at any time it shall as promptly as reasonably practicable cause this Agreement to be manually executed (any such execution to be as of the date of the initial date thereof).

Section 4.03                             Disputes.

(a)                                 This Agreement (and any claims or disputes arising out of or related hereto or to the transactions contemplated hereby or to the inducement of any party to enter herein, whether for breach of contract, tortious conduct or otherwise and whether predicated on common law, statute or otherwise) shall be governed by and construed and interpreted in accordance with the laws of the State of Texas, irrespective of the choice of laws principles of the State of Texas, including all matters of validity, construction, effect, enforceability, performance and remedies.

(b)                                 THE PARTIES EXPRESSLY WAIVE AND FOREGO ANY RIGHT TO TRIAL BY JURY.

(c)                                  In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the Party who is, or will be, thereby aggrieved shall have the right to specific performance and injunctive or other equitable relief in respect of its rights under this Agreement, in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.  The Parties agree that the remedies at law for any breach or threatened breach, including monetary damages, are inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived.  Any requirements for the securing or posting of any bond with such remedy are waived by each Party.

(d)                                 IN RESPECT OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, EACH OF THE PARTIES HERETO CONSENTS TO THE JURISDICTION AND VENUE OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE, AND WAIVES ANY MOTION TO TRANSFER VENUE FROM, ANY OF THE AFORESAID COURTS.

Section 4.04                             Amendment.

No provisions of this Agreement shall be deemed waived, amended, supplemented or modified by any party, unless such waiver, amendment, supplement or modification is in writing and signed by the authorized representative of CRC, if such waiver, amendment, supplement or modification is sought to be enforced against CRC, or Occidental, if such waiver, amendment, supplement or modification is sought to be enforced against Occidental.

Section 4.05                             Waiver of Default.

Waiver by any party of any default by the other party of any provision of this Agreement shall not be deemed a waiver by the waiving party of any subsequent or other default, nor shall it prejudice the rights of such party. No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall a single or partial exercise thereof prejudice any other or further exercise thereof or the exercise of any other right, power or privilege.

Section 4.06                             Successors, Assigns and Transferees.

This Agreement and all provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. CRC may not assign this Agreement, without the consent of Occidental. Occidental may assign this Agreement at any time in connection with a sale or acquisition of Occidental, whether by merger, consolidation, sale of all or substantially all of Occidental’s assets, or similar transaction, without the consent of CRC.

Section 4.07                             Further Assurances.

In addition to the actions specifically provided for elsewhere in this Agreement, CRC shall use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable on its part under applicable laws, regulations and agreements, to consummate and make effective the transactions contemplated by this Agreement as expeditiously as reasonably practicable.

Section 4.08                             Performance.

Occidental shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth in this Agreement to be performed by any member of the Occidental Group. CRC shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth in this Agreement to be performed by any member of the CRC Group. Each party (including its permitted successors and assigns) further agrees that it shall (a) give timely notice of the terms, conditions and continuing obligations contained in this Section 4.08 to all of the other members of its Group and (b) cause all of the other members of its Group not to take, or omit to take, any action which action or omission would violate or cause such party to violate this Agreement.

Section 4.09                             Notices.

All notices, requests, claims, demands or other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service, by facsimile or electronic transmission with receipt confirmed (followed by delivery of an original via overnight courier service), or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 4.09):

If to Occidental, to:

Occidental Petroleum Corporation

5 Greenway Plaza, Suite 110

Houston, Texas 77046

Attention: General Counsel

Email:  Marcia_E._Backus@oxy.com

If to CRC, to:

California Resources Corporation

10889 Wilshire Blvd.

Los Angeles, California 90024

Attention: General Counsel

Email:  Michael.Preston@crc.com

Any party may, by notice to the other party, change the address and contact person to which any such notices are to be given.

Section 4.10                             Severability.

If any provision of this Agreement or the application hereof to any Person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to Persons or circumstances or in jurisdictions other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon such a suitable and equitable provision to effect the original intent of the parties.

Section 4.11                             No Reliance on Other Party.

The parties hereto represent to each other that this Agreement is entered into with full consideration of any and all rights which the parties hereto may have. The parties hereto have relied upon their own knowledge and judgment and have conducted such investigations they and their in-house counsel have deemed appropriate regarding this Agreement and their rights in connection with this Agreement. The parties hereto are not relying upon any representations or statements made by any other party, or any such other party’s employees, agents, representatives or attorneys, regarding this Agreement, except to the extent such representations are expressly set forth or incorporated in this Agreement. The parties hereto are not relying upon a legal duty, if one exists, on the part of any other party (or any such other party’s employees, agents, representatives or attorneys) to disclose any information in connection with the execution of this Agreement or its preparation, it being expressly understood that no party hereto shall ever assert any failure to disclose information on the part of any other party as a ground for challenging this Agreement or any provision hereof.

Section 4.12                             Registrations, Exchanges, etc.

Notwithstanding anything to the contrary that may be contained in this Agreement, the provisions of this Agreement shall apply to the full extent set forth herein with respect to (a) any shares of CRC Common Stock, now or hereafter authorized to be issued, (b) any and all securities of CRC into which the shares of CRC Common Stock are converted, exchanged or substituted in any recapitalization or other capital reorganization by CRC and (c) any and all securities of any kind whatsoever of CRC or any successor or permitted assign of CRC (whether by merger, consolidation, sale of assets or otherwise) which may be issued on or after the date hereof in respect of, in conversion of, in exchange for or in substitution of, the shares of CRC Common Stock, and shall be appropriately adjusted for any stock dividends, or other distributions, stock splits or reverse stock splits, combinations, recapitalizations, mergers, consolidations, exchange offers or other reorganizations occurring after the date hereof.

Section 4.13                             Mutual Drafting.

This Agreement shall be deemed to be the joint work product of the parties, and any rule of construction that a document shall be interpreted or construed against a drafter of such document shall not be applicable.

[The remainder of this page has been left blank intentionally.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their authorized representatives as of the date first above written.

Occidental Petroleum Corporation

By:	/s/ Marcia E. Backus
Name:	Marcia E. Backus
Title:	Vice President and General Counsel

[Signature Page to Stockholder’s and Registration Rights Agreement]

California Resources Corporation

By:	/s/ Todd A. Stevens
Name:	Todd A. Stevens
Title:	President and Chief Executive Officer

[Signature Page to Stockholder’s and Registration Rights Agreement]